SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    Form 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 1-10308



                        March 13, 2003 (March 11, 2003)
                Date of Report (Date Of Earliest Event Reported)


                              Cendant Corporation
             (Exact name of Registrant as specified in its charter)


         Delaware                                           06-0918165
(State or Other Jurisdiction of                         (IRS Employer
Incorporation or Organization)                          Identification No.)


9 West 57th Street, New York, New York                   10019
(Address of Principal Executive Office)                 (Zip Code)


                                 (212) 413-1800
              (Registrant's telephone number, including area code)


                                      None
      (Former name, former address and former fiscal year, if applicable)



Item 5.  Other Events.

EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

Senior Notes Offering

         On March 10, 2003, we filed a Prospectus Supplement, dated March 6, 2003, to the Prospectus dated August 16, 2001, included as part of the Registration Statement on Form S-3 of the Company (File No. 333-65858) (the "Registration Statement"), relating to the offering of $350,000,000 aggregate principal amount of our 6.25% Senior Notes due 2010 and $250,000,000 aggregate principal amount of our 7.125% Senior Notes due 2015 (collectively, the "Notes"). On March 6, 2003, we entered into an Underwriting Agreement with Salomon Smith Barney Inc., UBS Warburg LLC, Banc of America Securities LLC, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and Wachovia Securities, Inc., relating to the offering and sale by us of the Notes under the Registration Statement. The Notes were issued under the Indenture, dated as of January 13, 2003, between us and The Bank of Nova Scotia Trust Company of New York, as trustee. In connection with this offering, we are filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits." A copy of certain agreements related to the offering are attached hereto as exhibits and are incorporated by reference herein in their entirety.

Change in Board Membership

         On March 13, 2003, we announced that Pauline Richards, 54, has joined our Board of Directors replacing John Malone, Chairman, Liberty Media Group, who has resigned from the Board. Ms. Richards will be an independent director. Ms. Richards will also serve on the Audit Committee of the Board of Directors, replacing The Right Honourable Brian Mulroney who will remain on the Board as a member of the Corporate Governance Committee. Ms. Richards is currently Chief Financial Officer of Lombard Odier Darier Hentsch (Bermuda) Limited, a trust company business and served in various senior financial positions at Aon Group of Companies, Bermuda from 1988 until 1998 culminating in her appointment as Chief Financial Officer in 1996.

         Dr. Malone has not reported any disagreement with us on any matter relating to our operations, policies or practices.

         A copy of the press release announcing a change in our Board membership is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.


Item 7.  Exhibits.

(c) Exhibits

Exhibit
   No.         Description

1.1 Underwriting Agreement, dated March 6, 2003, between Cendant Corporation and Salomon Smith Barney Inc., UBS Warburg LLC, Banc of America Securities LLC, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and Wachovia Securities, Inc.

4.1 Indenture, dated as of January 13, 2003, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York, as trustee (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated January 17,
               2003).

4.2            Form of 6.25% Senior Note.

4.3            Form of 7.125% Senior Note.

5.1            Opinion of Eric J. Bock regarding the legality of the Notes.

99.1 Press Release issued by Cendant Corporation on March 13, 2003, announcing a change in Cendant's Board membership.



                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                        CENDANT CORPORATION



                                        By:      /s/Eric J. Bock

                                                 Eric J. Bock
                                                 Executive Vice President, Law
                                                 and Corporate Secretary


Date: March 13, 2003

                              CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                  Report Dated March 13, 2003 (March 11, 2003)


                                            EXHIBIT INDEX



Exhibit
   No.            Description

1.1 Underwriting Agreement, dated March 6, 2003, between Cendant Corporation and Salomon Smith Barney Inc., UBS Warburg LLC, Banc of America Securities LLC, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and Wachovia Securities, Inc.

4.1 Indenture, dated as of January 13, 2003, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York, as trustee (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated January 17,
               2003).

4.2            Form of 6.25% Senior Note.

4.3            Form of 7.125% Senior Note.

5.1            Opinion of Eric J. Bock regarding the legality of the Notes.

99.1 Press Release issued by Cendant Corporation on March 13, 2003, announcing a change in Cendant's Board membership.